Zayo Group Holdings, Inc. Fiscal Year 2015 Q2 Supplemental Earnings Information Exhibit 99.2

Forward-Looking Statements Information contained in this supplemental presentation that is not historical by nature constitutes “forward-looking statements” which can be identified by the use of forward-looking terminology such as “believes,” “expects,” “plans,” “intends,” “estimates,” “projects,” “could,” “may,” “will,” “should,” or “anticipates” or the negatives thereof, other variations thereon or comparable terminology, or by discussions of strategy. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those relating to Zayo Group Holdings, Inc.’s (“the Company” or “ZGH”) financial and operating prospects, current economic trends, future opportunities, ability to retain existing customers and attract new ones, outlook of customers, and strength of competition and pricing. In addition, there is risk and uncertainty in the Company’s acquisition strategy including our ability to integrate acquired companies and assets. Specifically there is a risk associated with our recent acquisitions, and the benefits thereof, including financial and operating results and synergy benefits that may be realized from these acquisitions and the timeframe for realizing these benefits. Other factors and risks that may affect our business and future financial results are detailed in the “Risk Factors” section of our final prospectus filed with the Securities and Exchange Commission on October 17, 2014. We caution you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. We undertake no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after releasing this supplemental information or to reflect the occurrence of unanticipated events, except as required by law.

Presentation of Certain Consolidated Pro-forma Financial Data Acquisitions have been, and are expected to continue to be, a component of the Company’s strategy. In this Supplemental Earnings Information under “Consolidated Financial Data,” the Company sets forth its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates for the fiscal quarters impacted by the Company’s acquisitions. These pro-forma measures are intended to provide additional information regarding such rates of growth on a more comparable basis than would be provided without such pro-forma adjustments. With regard to the recent acquisitions that impact the financial data reported within this supplemental earnings presentation (i.e. Corelink, Access, FiberLink, CoreXchange, Geo, Neo, and AtlantaNAP), the Company has calculated its pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rates as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisition closed. In making such adjustments, the Company made certain pro-forma adjustments to the revenue and Adjusted EBITDA of the acquired entities, which principally include an adjustment related to the estimated fair value of the acquired deferred revenue balance and the elimination of historical transactions between Zayo and the acquired company, but do not include cost savings and other synergies that were only realized following completion of the acquisitions. See “Pro-forma Growth Reconciliation” slides. The Company also makes additional pro-forma adjustments to exclude the impact of changes in foreign exchange rates to its revenue and Adjusted EBITDA, by assuming the average US dollar to foreign exchange rates remained constant for the base comparative periods. The Company provides the pro-forma annualized revenue growth rate and pro-forma annualized Adjusted EBITDA growth rate for the fiscal quarters impacted by acquisitions on the slide entitled “Consolidated Financial Data.” Similarly, the Company presents pro-forma annualized revenue and pro-forma annualized Adjusted EBITDA growth rates for its operating segments. The calculation of the pro-forma growth rates includes both the impact of the aforementioned acquisitions and the impact of transfers between the segments. The pro-forma growth rates, if applicable to the reporting segments, are presented on slides entitled: “Zayo Physical Infrastructure Segment Financial Data”; “Zayo Lit Services Segment Financial Data”; and “Zayo Other Segment Financial Data” within the “Financial Data by Reporting Segment” section of this supplemental earnings presentation.

Non-GAAP Financial Measures The Company provides financial measures that are not defined under generally accepted accounting principles in the United States, or GAAP, including Adjusted EBITDA, Adjusted EBITDA Margin, unlevered free cash flow, adjusted unlevered free cash flow, levered free cash flow, adjusted funds from operations, and net adjusted funds from operations. Adjusted EBITDA is defined as earnings/(loss) from continuing operations before interest, income taxes, depreciation, and amortization (“EBITDA”) adjusted to exclude acquisition or disposal-related transaction costs, losses on extinguishment of debt, stock-based compensation, unrealized foreign currency gains/ (losses) on an intercompany loan, and non-cash income/(loss) on equity and cost method investments. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue. Unlevered free cash flow is defined as Adjusted EBITDA minus purchases of property and equipment, net of stimulus grants. Levered free cash flow is defined as operating cash flow minus purchases of property and equipment, net of stimulus grants. Adjusted funds from operations (“AFFO”) is defined as earnings/(loss) from continuing operations before depreciation and amortization, unrealized foreign currency gains/(losses) on an intercompany loan, stock-based compensation, acquisition or disposal-related transaction costs, losses on extinguishment of debt, non-cash income/(loss) on equity and cost investments, non-cash monthly amortized revenue, less cash payments related to maintenance capital expenditures. Net AFFO is defined as AFFO plus upfront customer payments from less than twelve month payback on net new sales less cash payments related to capital expenditures for (i) less than twelve month payback on net new sales and (ii) network capacity. These measures are not measurements of our financial performance under GAAP and should not be considered in isolation or as alternatives to net income, net cash flows provided by operating activities, total net cash flows or any other performance measures derived in accordance with GAAP or as alternatives to net cash flows from operating activities or total net cash flows as measures of our liquidity. We use Adjusted EBITDA to evaluate our operating performance and liquidity, and we use levered free cash flow as a measure to evaluate cash generated through normal operating activities. In addition to Adjusted EBITDA, management uses unlevered free cash flow, which measures the ability of Adjusted EBITDA to cover capital expenditures. Adjusted EBITDA is a performance rather than cash flow measure. Correlating our capital expenditures to our Adjusted EBITDA does not imply that we will be able to fund such capital expenditures solely with cash from operations. In addition to these measures, we use levered free cash flow as a measure to evaluate cash generated through normal operating activities. These metrics are among the primary measures used by management for planning and forecasting future periods. We believe the presentation of Adjusted EBITDA is relevant and useful for investors because it allows investors to view results in a manner similar to the method used by management and make it easier to compare our results with the results of other companies that have different financing and capital structures. We believe that the presentation of levered free cash flow is relevant and useful to investors because it provides a measure of cash available to pay the principal on our debt and pursue acquisitions of businesses or other strategic investments or uses of capital. We believe the presentation of AFFO and Net AFFO is useful to investors by providing measures presented by certain datacenter and cellular tower REITs (and some non-REITs) with which we are sometimes compared.

We also monitor Adjusted EBITDA because our subsidiaries have debt covenants that restrict their borrowing capacity that are based on a leverage ratio, which utilizes a modified EBITDA, as defined in our credit agreement and the indentures governing our notes. The modified EBITDA is consistent with our definition of Adjusted EBITDA; however, it includes the pro forma Adjusted EBITDA of and expected cost synergies from the companies acquired by us during the quarter for which the debt compliance certification is due. Adjusted EBITDA results, along with the quantitative and qualitative information, are also utilized by management and our Compensation Committee, as an input for determining incentive payments to employees. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results of operations and operating cash flows as reported under GAAP. For example, Adjusted EBITDA: does not reflect capital expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments; does not reflect changes in, or cash requirements for, our working capital needs; does not reflect the interest expense, or the cash requirements necessary to service the interest payments, on our debt; and does not reflect cash required to pay income taxes. Unlevered free cash flow and adjusted unlevered free cash flow have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. For example, unlevered free cash flow: does not reflect changes in, or cash requirements for, our working capital needs; does not reflect the interest expense, or the cash requirements necessary to service the interest payments, on our debt; and does not reflect cash required to pay income taxes. Levered free cash flow, AFFO, and Net AFFO have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. For example, levered free cash flow, AFFO, and Net AFFO: does not reflect principal payments on debt; does not reflect principal payments on capital lease obligations; does not reflect dividend payments, if any; and does not reflect the cost of acquisitions. Non-GAAP Financial Measures (continued)

Non-GAAP Financial Measures (continued) Our computation of Adjusted EBITDA, unlevered free cash flow, adjusted unlevered free cash flow, levered free cash flow, AFFO, and Net AFFO may not be comparable to other similarly titled measures computed by other companies because all companies do not calculate these measures in the same fashion. Because we have acquired numerous entities since our inception and incurred transaction costs in connection with each acquisition, borrowed money in order to finance our operations and acquisitions, and used capital and intangible assets in our business, and because the payment of income taxes is necessary if we generate taxable income after the utilization of our net operating loss carryforwards, any measure that excludes these items has material limitations. As a result of these limitations, these measures should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of our liquidity. See “Reconciliation of Non-GAAP Financial Measures” for a quantitative reconciliation of Adjusted EBITDA, AFFO, and Net AFFO to net income/(loss) and for a quantitative reconciliation of unlevered free cash flow and levered free cash flow to net cash flows provided by operating activities. Annualized revenue and annualized Adjusted EBITDA are derived by multiplying the total revenue and Adjusted EBITDA, respectively, for the most recent quarterly period by four. Our computations of annualized revenue and annualized Adjusted EBITDA may not be representative of our actual annual results. Measures referred to as being calculated on a constant currency basis are intended to present the relevant information assuming a constant exchange rate between the two periods being compared. Such metrics are calculated by applying the currency exchange rates used in the preparation of the prior period financial results to the subsequent period results. Tables reconciling such non-GAAP measures are included in the Historical Financial Data & Reconciliations section of this presentation. A glossary of terms used throughout is available under the investor section of the Company’s website at http://www.zayo.com/investors.

Other Notes Operating Measures This earnings supplement contains operating measures used by the Company in managing the business. Management believes that providing this information enables analysts, investors, and others to obtain a better understanding of the Company’s operating performance and to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance on a standalone and comparative basis. Certain supplemental information provided and related definitions may not be directly comparable to similarly titled items reported by other companies. Further, the Company may, from time to time, revise the calculation or presentation of certain operating measures. Revisions Certain prior period operating measures have been revised to reflect corrections or reclassifications of data. These revisions are not material and have no impact on the Company’s reported financial results. Estimates Certain operating measures presented herein are based on estimates. The measures are noted as estimates where presented and include: (1) estimated net new sales (bookings) less network expense; (2) estimated capital expenditures associated with net new sales (bookings); (3) estimated payback period on net new sales (bookings)(calculated); (4) estimated commitments of speculative capital expenditures; (5) estimated timing of service activation pipeline conversion; and (6) planned synergies. Rounding Components may not sum due to rounding.

Recent Developments Early Redemption of Senior Notes On December 15, 2014, the Company redeemed $75.0 million of its outstanding 8.125% Senior Secured Notes at a price of 108.125% of the principal amount and $174.4 million of its outstanding 10.125% Senior Unsecured Notes at a price of 110.125% (collectively, the “Note Redemption”). As part of the Note Redemption, the Company incurred an early redemption call premium of $23.8 million. IdeaTek Close On December 3, 2014, the Company entered into a stock purchase agreement with the shareholders of IdeaTek Systems, Inc. ("IdeaTek").  The acquisition of IdeaTek closed on January 1, 2015. Upon the close of the IdeaTek acquisition, the Company acquired all of the equity interest in IdeaTek. The purchase price, subject to certain post-closing adjustments, was $52.0 million and was paid with cash on hand. The IdeaTek acquisition added 1,800 route miles to the Company’s network in Kansas, and includes a dense metro footprint in Wichita, Kansas. The network spans across Kansas and connects to approximately 600 cellular towers and over 100 additional buildings. Latisys Signing On January 13, 2015, the Company entered into an acquisition agreement to acquire the operating units of Latisys Holdings, LLC (“Latisys”), a colocation and infrastructure as a service (“IaaS”) provider for a price of $675.0 million. The Latisys acquisition will be funded with senior unsecured indebtedness (see below) and is expected to close within the quarter ended March 31, 2015, subject to customary approvals. The Latisys acquisition will add colocation and IaaS services through eight datacenters across five markets in Northern Virginia, Chicago, Denver, Orange County, and London. The acquired datacenters currently total over 185,000 square feet of billable space and 33 megawatts of critical power. Senior Unsecured Notes Offering On January 23, 2015, the Company completed a private offering (the “Notes Offering”) exempt from registration under the Securities Act of 1933, as amended, of $700.0 million aggregate principal amount of 6.00% senior unsecured notes due 2023.  The net proceeds from the Notes Offering will be used to fund the purchase price to be paid in connection with the Company’s pending acquisition of the operating units of Latisys.  Any excess net proceeds will be used for general corporate purposes, which may include repayment of indebtedness, acquisitions, working capital and capital expenditures.

Financial Highlights

Consolidated Financial Data 1Pro-forma annualized growth for revenue and Adjusted EBITDA are calculated as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisitions closed Financial Data

Foreign Exchange Impact & Exposure Foreign Exchange Impact & Exposure 1 Pro-forma annualized growth for revenue and Adjusted EBITDA are calculated as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisitions closed 2 Constant currency is based on the average US Dollar to British Pound and to Euro foreign exchange rates for the base comparative periods

Estimated Bookings less Netex2 Net New Sales (Bookings) Net New Sales (Bookings) 1 Net New Sales (Bookings) Estimated Capital and Upfront Expenditures associated with Net New Sales (Bookings) less Upfront Charges thousands thousands millions months MRR and MAR Monthly Bookings less Netex Est Bookings less Netex % = Estimated Payback Period associated with Net New Sales (Bookings) 1 In the three months ended September 30, 2013, all metrics were updated to reflect Net New Sales (Bookings), which is equal to Gross New Sales (Bookings) less Cancelled New Sales (Bookings). Prior periods were revised to reflect the change 2 Network expense or "Netex", consists of third-party network service costs resulting from Net New Sales (Bookings)

Estimated Capital and Upfront Expenditures and Net New Sales (Bookings) IRU and Upfront Charges Contract Value = Net New Sales (Bookings) – IRU and Upfront Charges Net New Sales (Bookings) from IRUs Net New Sales (Bookings) Upfront Charges Net New Sales (Bookings) Other Charges (Construction Services, Other) millions Estimated Expenditures associated with Net New Sales (Bookings) millions Capital Expenditures Estimated Capital and Upfront Expenditures and Net New Sales (Bookings) IRU and Upfront Charges Estimated Capital Expenditures associated with Net New Sales (Bookings) Estimated Upfront Expenditures associated with Net New Sales (Bookings)

Stratification of Net New Sales (Bookings) Net New Sales (Bookings) Stratification

Installation and Churn Processed Installation and Churn Processed Net Installations thousands thousands thousands MRR and MAR MRR and MAR MRR and MAR Gross Installations Churn Processed Churn =

Stratification of Revenue millions millions millions millions MRR and MAR on the Last Day of the Quarter1 MRR on the last day of the quarter MAR of the last day of the quarter millions Revenue Stratification MAR – Upfront Charges MAR - IRU 1 The change in MRR and MAR on the last day of the quarter is equal to the net installations in the period plus or minus any effects of fluctuations in foreign exchange rates

Stratification of Adjusted EBITDA millions millions Adjusted EBITDA Associated with Other Revenue Stratification of Adjusted EBITDA Adjusted EBITDA Stratification Adjusted EBITDA associated with Credits and Adjustments Adjusted EBITDA associated with Early Termination Revenue and Construction Services Adjusted EBITDA associated with Other Revenue Adjusted EBITDA excluding Other Revenue 1 Note that Dec-14 Adjusted EBITDA includes $3.6M of unusual non-revenue items (including a payment from the escrow account related to the Fibergate purchase and a landlord lease concession payment in exchange for Zayo's early termination of an office lease in London). Therefore net of the $2.1M quarter over quarter increase in Adjusted EBITDA is related to these one-time items partially offset by the decrease in Adjusted EBITDA associated with Other Revenue 1 millions Purchases of Property and Equipment Purchases of Property and Equipment by Driver Capital Expenditures Purchases of Property and Equipment Maintenance, Integration and Other Growth Capital Expenditures Capital Expenditures Capital Expenditures millions millions millions Purchases of Property and Equipment by Type

Cash Flow Stratification % of Revenue millions Purchases of Property and Equipment % of Revenue millions Adjusted EBITDA % of Revenue millions Net Capital1 1 Net Capital is equal to “Cash Outflows for Purchases of Property and Equipment” less “Additions to Deferred Revenue” 2 Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Cash Outflows for Purchases of Property and Equipment” 3 Adjusted Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Net Capital” less “Monthly Amortized Revenue” 4 Levered Free Cash Flow is equal to “Net Cash Provided by Operating Activities” less “Cash Outflows for Purchases of Property and Equipment” % of Revenue millions Adj Unlevered FCF3 % of Revenue millions Unlevered Free Cash Flow (FCF)2 % of Revenue millions Levered FCF4 $10.2 million lease termination cost adjustment * Dec-14 includes the payment of $56M of notes interest normally paid in Mar-15 *

AFFO millions Non-cash Adjustments1 millions Income/(Loss) from Continuing Operations millions Other Adjustments2 millions Maintenance CapEx (As Reported) 1 Includes MAR, Depreciation & Amortization, Stock-based Compensation, Foreign Currency Loss/(Gain) on Intercompany Loan, and Non-cash Loss on Investments 2 Includes Transaction Costs and Loss from the Extinguishment of Debt millions AFFO % of Revenue

Net AFFO millions <12 month payback net sales millions millions Churn processed millions Plus: Upfront customer payments on <12 mo. payback net sales millions millions Net AFFO AFFO % of Revenue Less: CapEx from <12 mo. payback net sales and Network Capacity CapEx

Inorganic Activity

Weighted Average Multiple = 9.6x Pre-Synergy and 6.9x Post Synergy ZGH Acquisition History1 1Companies denoted by * indicate Purchase Price was adjusted for value attributed to Onvoy Voice Services / Zayo Enterprise Networks /spin-offs 2Revenue and Adjusted EBITDA (adjusted for estimated purchase accounting adjustments) recognized by the acquired entity during the last quarterly period immediately preceding the respective acquisition date multiplied by 4 3 Geo reflects GBP-USD FX rate of 1.6548 4 Neo Telecoms reflects Euro-USD FX rate of 1.3715

Organic vs. Inorganic Revenue Growth Organic growth is a derived figure calculated as the difference between reported Revenue (annualized) and cumulative acquired Revenue ZGH Acquired and Organic Revenue Growth Cumulative Acquired Revenue Annualized Organic Revenue Incremental Acquired Revenue 4 5 6 7 8 2,3 10 11 9 12 13 14 1CAGR based on establishing a weighted average date based on acquisition date and revenue 2ZGH Acquired annualized revenue through Sep-11 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS, Fibernet, AGL Networks, Dolpini, AFS 3360Networks (1 mo) 4360Networks (2 mos), Marquisnet 5 Arialink (2 mos) 6 Arialink (1 mo), Abovenet, Fibergate (1 mo) 7 Fibergate (2 mos), First Telecommunications (1/2 mo), USCarrier 8First Telecommunications (2.5 mos), Litecast (3 mos) 9Core NAP (1 mo) 10Core NAP (2 mos), CoreLink (2 mos) 11 Corelink (1 mo), Access Communications, Fiberlink 12 CoreXchange (1 mo) 13 CoreXchange (2 mos), Geo (1.5 mos, based on 1.6548 FX rate) 14Geo (1.5 mos), Neo Telecoms (based on 1.3715 FX rate), AtlantaNAP

Organic vs. Inorganic Adj EBITDA Growth

Organic growth is a derived figure calculated as the difference between reported Adjusted EBITDA (annualized) and cumulative acquired Adjusted EBITDA plus Planned (not necessarily realized) Synergies

ZGH Adjusted EBITDA Growth



Annualized Organic Adjusted EBITDA growth
Planned Synergies
Incremental Acquired Adjusted EBITDA
Cumulative Acquired Adjusted EBITDA
Annualized Organic Adjusted EBITDA Growth is based upon Planned Synergies, which is an estimate and may not have been fully realized (or may have been exceeded) in any given period.
10% Organic EBITDA Growth 18% with Synergies (Date Weighted CAGR)1
Annualized EBITDA (millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$181
$9
$219
$21
$235
$2
$502
$253
$558
$13
$590
$9
$608
$567
$622
$647
$6
$661
$1
$684
$10
$732
$22
$759
Dec-11 2,3
Mar-12 4
Jun-12 5
Sep-12 6
Dec-12 7
Mar-13 8
Jun-13 9 *
Sep-13 10
Dec-13 11
Mar-14 12
Jun-14 13
Sep-14 14
Dec-14

ZGH Adjusted EBITDA Margin



EBITDA Margin
65%
60%
55%
50%
45%
40%
53%
58%
59%
59%
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13 *
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14

1 CAGR based on establishing a weighted average date based on acquisition date and EBITDA
2 ZGH Acquired annualized revenue through Sep-11 includes Memphis Networx, IFW, Onvoy, Citynet, Ctel Tri-State Markets, CFS, Fibernet, AGL Networks, Dolphini, AFS
3 360Networks (1 mo)
4 360Networks (2 mos), Marquisnet
5 Arialink (2 mos)
6 Arialink (1 mo), Abovenet, Fibergate (1 mo)
7 Fibergate (2 mos), First Telecom Services (1/2 mo), USCarrier
8 First Telecommunications (2.5 mos), Litecast (3 mos)
9 Core NAP (1 mo)
10 Core NAP (2 mos), CoreLink (2 mos)
11 Corelink (1 mo), Access Communications, Fiberlink
12 CoreXchange (1 mo)
13 CoreXchange (2 mos), Geo (1.5 mos, based on 1.6548 FX rate)
14 Geo (1.5 mos), Neo Telecoms,(based on 1.3715 FX rate), AtlantaNAP
* Adjustment to normalize for one-time $10.2M lease termination cost

25 | FY2015 Q2 Supplemental Earnings Information

zayo

Planned Synergies Summary Planned Synergies ($M) 1Calculated by comparing pro-forma revenue growth (further adjusted to remove other revenue) multiplied by 70% (an estimated incremental Adjusted EBITDA margin) to actual pro-forma Adjusted EBITDA growth. The amount by which the latter is greater than the former is reflected as the estimate of realized synergies for a given period. The estimate of realized synergies in the quarter ended December 31, 2014 was adjusted to account for unusual items that impacted December 31, 2014 adjusted EBITDA. These unusual items include a payment from the escrow account related to the Fibergate purchase to Zayo and a lease concession payment from a landlord to Zayo in exchange for Zayo's early termination of an office lease in London 2The Estimate of Planned Synergies that will not be realized relates to incremental costs in the business for 1) public company expenses and 2) additional benefit costs incurred principally as the result of implementing a 401(k) match and conforming to Obamacare

IdeaTek Acquisition

On December 3, 2014, the Company entered into a stock purchase agreement with the shareholders of IdeaTek Systems, Inc. ("IdeaTek"). The acquisition of IdeaTek closed on January 1, 2015. Upon the close of the IdeaTek acquisition, the Company acquired all of the equity interest in IdeaTek. The purchase price, subject to certain post-closing adjustments, was $52.0 million and was paid with cash on hand. The high Adjusted EBITDA multiple reflects the large revenue install pipeline relative to LQA revenue and Adjusted EBITDA, compared to past acquisitions. The IdeaTek acquisition added 1,800 route miles to the Company's network in Kansas, and includes a dense metro footprint in Wichita, Kansas. The network spans across Kansas and connects to approximately 600 cellular towers and over 100 additional buildings.

IdeaTek Statistics

	January 1, 2015 IdeaTek
NETWORK STATISTICS	
Metro Markets	1
Route Miles	2,268
Fiber Miles	~110,000
On-Net Buildings	>700
ANNUALIZED FINANCIAL STATISTICS *(in millions)* [1]	
Revenue	$4.5
Adjusted EBITDA	$2.9
% Margin	*64%*
TRANSACTION STATISTICS *(in millions)*	
Close Date	January 1, 2015
Purchase Price, net of cash acquired	$52.0
Planned Synergies	$1.0
Adjusted EBITDA Multiple [2]	
Pre-Synergy	18.2x
Post-Synergy	13.5x

[1] Annualized revenue and Adjusted EBITDA are based on the operating results of IdeaTek for the three months ended December 31, 2014. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close

[2] Calculated by dividing the purchase price of IdeaTek by the annualized Adjusted EBITDA derived from the historical December 31, 2014 quarterly operating results

27 | FY2015 Q2 Supplemental Earnings Information

Latisys Acquisition Latisys Statistics On January 13, 2015, the Company entered into an acquisition agreement to acquire the operating units of Latisys Holdings, LLC (“Latisys”), a colocation and infrastructure as a service (“IaaS”) provider for a price of $675.0 million. The Latisys acquisition will be funded with senior unsecured indebtedness (see slide 8) and is expected to close within the quarter ended March 31, 2015, subject to customary approvals. The Latisys acquisition will add colocation and IaaS services through eight datacenters across five markets in Northern Virginia, Chicago, Denver, Orange County, and London. The acquired datacenters currently total over 185,000 square feet of billable space and 33 megawatts of critical power. 1Annualized revenue and Adjusted EBITDA are based on the estimated operating results of Latisys for the three months ended December 31, 2014. Updated from prior disclosure to reflect finalization on revenue recognition and financial results. Financial results do not reflect any purchase accounting adjustments or reductions for intercompany transactions which will be eliminated post close 2Adjusted EBITDA reflects lease adjustment of $0.8M reflecting Dec-14 purchase of Denver facility 3 Calculated by dividing the purchase price of Latisys by the annualized Adjusted EBITDA derived from the historical December 31, 2014 quarterly operating results of Latisys 2

Latisys Fills zColo Market Gaps 60 Hudson, NYC The Infomart, Dallas 12201 Tukwila, Seattle 7185 Pollock, Las Vegas 600 S Federal, Chicago 7218 McNeil, Austin 1100 White St, Atlanta 111 8th, NYC Pro-forma: 45 sites in US & France 8 additional from Latisys >503,000 billable sq ft 187K additional from Latisys 38 Rue des Jeûneurs, Paris 36 NE 2nd St, Miami 1808 B&C Swift, Oak Brook 391 & 393 Inverness, Englewood 17222 Von Karman, Irvine 21631 & 21635 Red Rum, Ashburn 6/7 Harbour Exchange, London 165 Halsey, Newark 800 E Business Center, Mount Prospect 209 10th Ave S, Nashville

Latisys & IdeaTek → Reporting Segments

Reporting Segment Breakdown


IdeaTek – Jan 1, 2015 Close
$5M Dec-14 Annualized Revenue
IdeaTek Dark Fiber (~10%)
IdeaTek Mobile Infrastructure (~60%)
IdeaTek Ethernet (~12%)
IdeaTek IP Services (~18%)
Zayo Physical Infrastructure
(49% of Pro-forma Revenue)
Zayo Dark Fiber
Zayo Mobile Infrastructure
Zayo Colocation
Zayo Cloud & Connectivity[1]
(47% of Pro-forma Revenue)
Zayo Wavelength Services
Zayo SONET Services
Zayo Ethernet Services
Zayo Cloud Services
Zayo IP Services
Zayo Other
(4% of Pro-forma Revenue)
Zayo France
Zayo Professional Services
Latisys Colocation (~75%)
Latisys Cloud (~25%)
Latisys – Pending Close
$110M Dec-14 Annualized Revenue

[1] Reflects renaming from Zayo Lit Services post-close of Latisys acquisition

30 | FY2015 Q2 Supplemental Earnings Information

Operational Data

Customer Verticals and Product Mix Customer Verticals and Product Mix 1 1 Customer Verticals and Product Mix excludes the Other segment

Total FTT Tenants 2,3 FTT Revenue/Tower & FTT Revenue/Tenant Revenue/Tower Revenue/Tenant Mobile Infrastructure (FTT & Small Cell) Total FTT Towers & Small Cells 2,3 FTT Bandwidth/Tenant (Mbs)1 thousands Towers & Small Cells Tenants MRR and MAR Mbs In Service Tenants/In Service Tower = 1 Bandwidth/Tenant excludes Dark Fiber sites 2 In Service counts reflect all instances where Zayo owns the entire method of delivery (i.e. towers with type 2 services are excluded) 3 Service disconnects result in a reduction to tenant count, however tower is not removed as fiber infrastructure would remain in place (“Fiber Only” classification) Fiber to the Tower (& Small Cell)

Fiber to the Tower (FTT) FTT MRR and MAR millions MRR and MAR % of FTT MRR and MAR Fiber to the Tower FTT Product Mix

Customer Metrics Customer Metrics Number of Customers Customers MRR and MAR (MRR and MAR)/Customer thousands % of MRR Customer #1 Customer #2 Customer #3 Top 20 Top 10 Top 5 Customer Concentration

Revenue Under Contract Revenue Under Contract Revenue Under Contract millions Average Remaining Contract Term Months

Service Activation and Churn Pipeline Service Activation and Churn Pipeline Service Activation Pipeline Estimated Timing of Service Activation Pipeline Churn Pipeline Net Installation Pipeline millions millions millions MRR and MAR MRR MRR and MAR millions Service Orders – MRR Service Orders – MAR Revenue Commitments Implied Average Days to Install = MRR and MAR

Breakdown of Installations and Churn Processed Installation and Churn Processed1 thousands thousands MRR and MAR MRR and MAR Churn % = Gross Installations Churn Processed 1Beginning in the three months ended September 30, 2013, the Company began reporting Replacement Services. The installs were previously reported as New Services, and the churn was included in Hard Disconnects

Price Changes and Renewals Price Increases Price Decreases thousands millions thousands MRR Contract Value MRR Price Changes Net of Price Increases and Price Decreases thousands MRR Price increases as % of MRR = Price decreases as % of MRR = Price Increases MRR before Price Increases Price Decreases MRR before Price Decreases Renewals (Where there is no price change) MRR Net Contract Value associated with Price Decreases Net Contract Value associated with Renewals Net Contract Value associated with Price Increases thousands Net Contract Value Associated with Price Changes and Renewals

Upgrades Upgrades Gross Installations Associated with Upgrades thousands thousands Churn Processed Associated with Upgrades1 Net Installations Associated with Upgrades MRR and MAR MRR and MAR MRR and MAR Contract Value Contract Value = Contract Value = 1Churn Processed Associated with Upgrades may occur in a different fiscal quarter than the Gross Installations Associated with Upgrades. On this slide, the timing of Churn Processed Associated with Upgrades is reported in the same quarter as the corresponding Gross Installation Associated with Upgrades, rather than being reported in the period in which the Churn was processed Net Contract Value Associated with Upgrades millions thousands

1Beginning in the three months ended September 30, 2013, the Company began reporting Replacement Services. The installs were previously reported as New Services, and the churn was included in Hard Disconnects 2 Churn Processed associated with Replacement Services may occur in a different fiscal quarter than the Gross Installations associated with Replacement Services. On this slide, the timing of Churn Processed associated with Replacement Services is reported in the same quarter as the corresponding Gross Installation associated with Replacement Services, rather than being reported in the period in which the Churn was processed Replacement Services Replacement Services1 Gross Installations Associated with Replacement Services thousands thousands Churn Processed Associated with Replacement Services Net Installations Associated with Replacement Services MRR and MAR MRR and MAR MRR and MAR Contract Value Contract Value = Contract Value = 2 Net Contract Value Associated with Replacement Services millions

Employee Data Employee & QBHC Data Number of Employees thousands Headcount Financial Statement Revenue Annualized Revenue per Employee Quota Bearing Headcount Monthly Average Net New Sales (Bookings) per QBHC thousands Headcount Net New Sales (Bookings) MRR and MAR

Network Metrics Network Metrics1 Fiber Network - Route Miles Route Miles Fiber Miles On-Net Buildings Number of Markets thousands States = Fiber Network - Fiber Miles Number of On-net Buildings Number of Markets 1 As the Company audits network and building metrics any adjustments are reflected in the metrics above 2 In the three months ended December 31, 2014, the Company began reporting fiber and route miles as Metro or Intercity. Historical periods have not been restated to reflect this change 2 2

Network Metrics On-Net Buildings1 1 As the Company audits network and building metrics, any adjustments are reflected in the metrics above

Network Metrics Colocation Cabinet Utilization Billable Colocation Square Feet Utilized Colocation Cabinet Equivalents Square Feet Colocation Cabinet Equivalents Colocation Cabinet Equivalents Utilization = Colocation Cabinet Equivalents

Financial Data by Reporting Segment

Zayo Physical Infrastructure Segment Financial Data 1 Pro-forma annualized growth for revenue and Adjusted EBITDA are calculated as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisitions closed Financial Data millions Revenue Stratification Estimated Capital and Upfront Expenditures associated with Net New Sales (Bookings) less Upfront Charges millions Zayo Physical Infrastructure Segment Revenue Stratification & Operational Data thousands Churn Processed Gross Installations MRR and MAR MRR and MAR thousands Net Installations thousands MRR and MAR Churn % = Net New Sales (Bookings) thousands MRR and MAR

% of Revenue millions Purchases of Property and Equipment % of Revenue millions Adjusted EBITDA % of Revenue millions Net Capital1 % of Revenue millions Adj Unlevered FCF3 % of Revenue millions Unlevered Free Cash Flow (FCF)2 $4.3 million lease termination cost adjustment Zayo Physical Infrastructure Segment Cash Flow Stratification 1 Net Capital is equal to “Cash Outflows for Purchases of Property and Equipment” less “Additions to Deferred Revenue” 2 Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Cash Outflows for Purchases of Property and Equipment” 3 Adjusted Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Net Capital” less “Monthly Amortized Revenue”

Zayo Lit Services Segment Financial Data Financial Data 1 Pro-forma annualized growth for revenue and Adjusted EBITDA are calculated as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisitions closed millions Revenue Stratification Net New Sales (Bookings) thousands MRR and MAR Zayo Lit Services Segment Revenue Stratification & Operational Data thousands Churn Processed Gross Installations MRR and MAR MRR and MAR thousands Net Installations thousands MRR and MAR Churn % = Estimated Capital and Upfront Expenditures associated with Net New Sales (Bookings) less Upfront Charges millions

% of Revenue millions Purchases of Property and Equipment % of Revenue millions Adjusted EBITDA % of Revenue millions Net Capital1 % of Revenue millions Adj Unlevered FCF3 % of Revenue millions Unlevered Free Cash Flow (FCF)2 $5.9 million lease termination cost adjustment Zayo Lit Services Segment Cash Flow Stratification 1 Net Capital is equal to “Cash Outflows for Purchases of Property and Equipment” less “Additions to Deferred Revenue” 2 Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Cash Outflows for Purchases of Property and Equipment” 3 Adjusted Unlevered Free Cash Flow is equal to Adjusted EBITDA less “Net Capital” less “Monthly Amortized Revenue”

Zayo Other Segment Financial Data 1 Pro-forma annualized growth for revenue and Adjusted EBITDA are calculated as if the acquisitions occurred on the first day of the quarter preceding the respective quarter in which the acquisitions closed Financial Data

Segment Financial Data Rollup Segment Data Rollup

Segment Financial Data Segment Data

Historical Financial Data & Reconciliations

Consolidated Historical Financial Data Consolidated Financial Data

Consolidated Historical Reconciliations Consolidated Financial Data

Segment Data Reconciliation: Net (Loss)/Earnings to Adjusted EBITDA Segment Data Reconciliation1 1A reconciliation of previous quarters’ legacy segment information can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release

Consolidated Historical Reconciliation: Cash from Operating Activities to Adjusted EBITDA Consolidated Financial Data 1 1 Amortization of deferred revenue is equal to monthly amortized revenue (MAR)

AFFO & Net AFFO Reconciliation AFFO & Net AFFO Reconciliation

Pro-forma Growth Reconciliation (Supporting FY 2014 Q1 Pro-forma Growth) Pro-forma Growth Reconciliation 1, 2 1 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release 2 Includes historical financial results and related adjustments for acquisitions completed prior to December 31, 2014

Pro-forma Growth Reconciliation (Supporting FY 2014 Q2 Pro-forma Growth) Pro-forma Growth Reconciliation 1, 2 1 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release 2 Includes historical financial results and related adjustments for acquisitions completed prior to December 31, 2014

Pro-forma Growth Reconciliation (Supporting FY 2014 Q3 Pro-forma Growth) Pro-forma Growth Reconciliation 1, 2 1 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release 2 Includes historical financial results and related adjustments for acquisitions completed prior to December 31, 2014

Pro-forma Growth Reconciliation (Supporting FY 2014 Q4 Pro-forma Growth) Pro-forma Growth Reconciliation 1, 2 1 A reconciliation of previous quarter pro-forma growth can be found in our historical earnings supplements found on our website at http://www.zayo.com/financial-earnings-release 2 Includes historical financial results and related adjustments for acquisitions completed prior to December 31, 2014